                                                                 EXHIBIT 10(ag)

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 8
                          Dated as of January 29, 1999

                  THIS AMENDMENT NO. 8 ("Amendment") is entered into as of January 29, 1999 by and among THE LAMSON & SESSIONS CO., an Ohio corporation (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), as the sole "Lender" (as defined in the Loan Agreement referred to below) and GE Capital as agent for the Lenders (in such capacity, the "Agent").

                              PRELIMINARY STATEMENT

                  A. The Borrower, the Lender and the Agent are parties to that certain Loan Agreement dated as of February 13, 1992, as amended and restated as of July 14, 1995 (as amended from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement.

                  B. The Borrower, the Lender and the Agent have agreed to amend the Loan Agreement on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent hereby agree as follows:

                  SECTION 1.  AMENDMENT TO THE LOAN AGREEMENT.

                  Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in SECTION 2 below, SECTION 7.3 (F) of the Loan Agreement is hereby amended by deleting the table set forth therein and substituting the following therefor:

                  Fiscal Quarter Ending Nearest            Amount
                  -----------------------------            ------

                  March 31, 1999                           $ 3,000,000

                  June 30, 1999                            $ 7,500,000

                  September 30, 1999                       $13,200,000

                  December 31, 1999                        $17,200,000

                  December 31, 2000 and                    $25,000,000
                  the last day of each
                  Fiscal Year thereafter

                  SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective and be deemed effective as of the date first above written upon the Agent's having received the following:

                  (i) four (4) copies of this Amendment duly executed by the Borrower, the Lender and the Agent;

                  (ii) Reaffirmation of Guaranty and Security Agreement in substantially the form of EXHIBIT A attached hereto, duly executed by Carlon Chimes Co.; and

                  (iii) Reaffirmation of Guaranty and Security Agreement in substantially the form of EXHIBIT B attached hereto, duly executed by Dimango Products Corporation.

                  SECTION 3. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

                  3.1 Except to the extent that any representation or warranty expressly is made only with respect to an earlier date, upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

                  3.2 The Borrower hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies.

                  SECTION 4. REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT.

                  4.1 Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

                  4.2 Except as specifically amended hereby, the Loan Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

                  SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

                  SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  SECTION 7. HEADINGS. Section headings in this Amendment are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereto duly authorized as of the date first written above.

                          THE LAMSON & SESSIONS CO.



                          By: /s/  James J. Abel
                              ------------------------------
                              Name: James J. Abel
                               Title: Executive Vice President
                                  and Chief Financial Officer

                          GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and as the sole Lender

                          By: /s/ Geoffrey K. Hall
                              ------------------------------
                             Name: Geoffrey K. Hall
                             Title: Duly Authorized Signatory

                                    EXHIBIT A
                                       to
                                    Amendment

                      Form of Reaffirmation of Guaranty and
                    Security Agreement for Carlon Chimes Co.
                    ----------------------------------------


                                   (Attached.)

                REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT


                  The undersigned hereby (i) acknowledges receipt of that certain Amendment No. 8 of even date herewith (the "Amendment") to the Loan Agreement dated as of February 13, 1992, as amended and restated as of July 14, 1995 (as amended from time to time prior to the date hereof, the "Loan Agreement") among THE LAMSON & SESSIONS CO. (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), as a "Lender" (as defined in the Loan Agreement) and GE Capital, as agent for the Lenders (in such capacity, the "Agent"), (ii) reaffirms all of its obligations under that certain Guaranty and Security Agreement dated as of February 13, 1992, as amended from time to time, ("Guaranty and Security Agreement"), made by the undersigned in favor of the Lenders, and (iii) acknowledges and agrees that such Guaranty and Security Agreement remains in full force and effect notwithstanding the Amendment, and that such Guaranty and Security Agreement is hereby ratified and confirmed.


Date: January 29, 1999

                                      CARLON CHIMES CO.


                                      By:  /s/ James J. Abel
                                          -------------------------------
                                      Title: Vice President, Secretary
                                                 and Treasurer

                                    EXHIBIT B
                                       to
                                    Amendment

                        Form of Reaffirmation of Guaranty
             and Security Agreement for Dimango Products Corporation
             -------------------------------------------------------


                                   (Attached.)

                REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT


                  The undersigned hereby (i) acknowledges receipt of that certain Amendment No. 8 of even date herewith (the "Amendment") to the Loan Agreement dated as of February 13, 1992, as amended and restated as of July 14, 1995 (as amended from time to time prior to the date hereof, the "Loan Agreement") among THE LAMSON & SESSIONS CO. (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), as a "Lender" (as defined in the Loan Agreement) and GE Capital, as agent for the Lenders (in such capacity, the "Agent"), (ii) reaffirms all of its obligations under that certain Guaranty and Security Agreement dated as of October 25, 1996, as amended from time to time, ("Guaranty and Security Agreement"), made by the undersigned in favor of the Lenders, and (iii) acknowledges and agrees that such Guaranty and Security Agreement remains in full force and effect notwithstanding the Amendment, and that such Guaranty and Security Agreement is hereby ratified and confirmed.


Date:  January 29, 1999

                                        DIMANGO PRODUCTS CORPORATION


                                        By: /s/ James J. Abel
                                            -------------------------------
                                        Title: Secretary